UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2018

Kala Pharmaceuticals, Inc.

(Exact Name of Company as Specified in Charter)

Delaware	001-38150	27-0604595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Beaver Street, Suite 201
Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 996-5252

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02.  Results of Operations and Financial Condition

On January 5, 2018, Kala Pharmaceuticals, Inc. (the “Company”), announced information about the Company’s cash balance as of December 31, 2017, in the press release attached hereto as Exhibit 99.1 and more fully described in Item 7.01, below. As of December 31, 2017, the Company’s preliminary, unaudited cash balance was approximately $114 million.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure.

On January 5, 2018, the Company announced topline results from two Phase 3 clinical trials of KPI-121 0.25% for the temporary relief of the signs and symptoms of dry eye disease.  The press release announcing the topline results of these trials is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company will host a conference call to discuss the topline results of these trials on Friday, January 5, 2018 at 8:00 a.m. Eastern Time, and a live webcast of the call will be available through the investor relations section of the Company’s website.

On January 5, 2018, the Company also announced its New Drug Application for INVELTYSTM has been accepted for review by the U.S. Food and Drug Administration with a target action date under the Prescription Drug User Fee Act of August 24, 2018.  The press release announcing this acceptance is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits.

(d)     Exhibits:

99.1  Press Release of Kala Pharmaceuticals, Inc., dated January 5, 2018

99.2  Press Release of Kala Pharmaceuticals, Inc., dated January 5, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALA PHARMACEUTICALS, INC.

Date: January 5, 2018	By:	/s/ Mary Reumuth
Name: Mary Reumuth
Title: Chief Financial Officer

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